SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 28, 2006
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


   New York                         11-2208052                000-25831
--------------------------------------------------------------------------------
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)            Identification
incorporation)                                                Number)


4805 Independence Pkwy., Tampa, FL                             33634
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code         (813) 286-8644
                                                           -------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     By letter dated March 28, 2006, the Company received written notification from Nasdaq that it has failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(8)(D) and that its securities are, therefore, subject to delisting from the Nasdaq Capital Market. The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the staff determination. There can be no assurance the Panel will grant the Company's request for continued listing.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NETWOLVES CORPORATION

                                             /s/ Peter C. Castle
                                             -------------------
                                             Peter C. Castle
                                             Chief Financial Officer


Dated:  April 3,  2006